John Hancock Investment Trust

Supplement dated September 15, 2016 to the current summary prospectus, as may be supplemented to date (the Summary Prospectus)

John Hancock Emerging Markets Equity Fund

The following disclosure is added to “Emerging-market risk” following the sub-risk “Greater China risk” under the heading “Principal risks”:

Shanghai-Hong Kong Stock Connect Program (Stock Connect) Risk. The fund’s investments in eligible renminbi-denominated class A shares of equity securities that are listed and traded on the Shanghai Stock Exchange (SSE) (China A-Shares) through Stock Connect are generally subject to Chinese securities regulations and SSE listing rules. The fund may not sell, purchase, or otherwise transfer China A-Shares other than via Stock Connect, which may restrict or preclude the fund’s ability to invest in China A-Shares. Stock Connect is subject to quota limitations when purchasing securities, which may restrict the fund’s ability to trade via Stock Connect on a timely basis. This may impact the fund’s ability to implement its investment strategy effectively.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.